Cables and Telegrams; MINILANDS
Telephone: 233-21-687314
Tel / Fax: 233-21-666801

In case of reply the number and date of this letter should be quoted
Our Ref. No. DB-47/285/03

Your Ref. No.

REPUBLIC OF GHANA

MINISTRY OF LANDS, FORESTRY AND MINES
P. O. BOX M. 212
Accra

21ST JULY, 2006

THE MANAGING DIRECTOR
ADOM MINING LIMITED
P. O. BOX CT 11151
ACCRA, NORTH

RE: RENEWAL OF PROSPECTING LICENCE
ADOM MINING LIMITED

Upon the recommendation of the Minerals Commission regarding the satisfactory manner in which Adom Mining Limited executed its prospecting programme and the fact that the company has obtained an Environmental Permit from the Environmental Protection Agency (EPA), the prospecting licence granted the company in the Edum Banso area of the Western Region is hereby renewed for a further two-year period from the date of this letter.

The renewal is in respect of the area to be retained, edged pink on the attached site plan.

PROF. DOMINIC K. FOBIH (MP)
MINISTER

CC; THE DIRECTOR
GEOLOGICAL SURVEY DEPARTMENT
ACCRA

THE HEAD
INSPECTORATE DIVISION
MINERALS COMMISSION
ACCRA

ADOM RENEWED LICENCE AREA



EDUM
BANSO
RETAINED
EDUM
DOMINASE
Trebuomu
(Trebomu)
NORTH

PILLARS FOR RETAINED AREA

Pillar	LongDMS	LatDMS	LongDD	LatDD
P1	-1° 54' 40" E	5° 3' 59" S	-1.91101	5.06626
P2	-1° 54' 15" E	5° 3' 55" S	-1.9041	5.06526
P3	-1° 54' 3" E	5° 4' 33" S	-1.9007	5.07587
P4	-1° 53' 48" W	5° 4' 27" S	-1.89667	5.0743
P5	-1° 53' 48" W	5° 0' 0" N	-1.89667	5.00001
P6	-1° 56' 0" E	5° 0' 0" N	-1.93333	5
P7	-1° 55' 27" E	5° 1' 53" S	-1.92428	5.03143
P8	-1° 55' 6" E	5° 1' 49" S	-1.91513	5.03018

PILLARS FOR SHED OFF AREA

Pillars	LongDMS	LatDMS	LongDD	LatDD
S9	-1° 55' 40"	5° 5' 6"	-1.92778	5.085
S8	-1° 55' 40"	5° 3' 53"	-1.92778	5.06472
S7	-1° 54' 53"	5° 3' 53"	-1.91472	5.06472
S6	-1° 55' 27"	5° 1' 53"	-1.92428	5.03148
S5	-1° 55' 5"	5° 1' 49"	-1.91813	5.03018
S4	-1° 54' 40"	5° 3' 59"	-1.91101	5.06626
S3	-1° 54' 15"	5° 3' 55"	-1.9041	5.06526
S2	-1° 54' 3"	5° 4' 33"	-1.9007	5.07587
S14	-1° 53' 48"	5° 5' 0"	-1.89667	5.08333
S13	-1° 52' 55"	5° 5' 0"	-1.88194	5.08333
S12	-1° 52' 55"	5° 6' 53"	-1.88194	5.11472
S11	-1° 54' 35"	5° 6' 53"	-1.90972	5.11472
S10	-1° 54' 35"	5° 5' 8"	-1.90972	5.08556
S1	-1° 53' 48"	5° 4' 27"	-1.89667	5.0743

RETAINED AREA SIZE = 20.60 SQ KM

SHED OFF AREA SIZE = 19.51 SQ KM

Scale 1 : 40 000

0 | 800 | 1600 | 2400

ADOM MINING LIMITED

EDUM BANSO LICENSE

SHOWING RETAINED LICENSE AREA AND SHED OFF AREAS (SHADED)

ADOM RENEWED LICENCE AREA.

Post-it™ Fax Note 7671E

To Kiomi	Date
	From Alhajo
Co./Dept. X Tra Gold	Co. X Tra Gold
Phone #	Phone #
Fax # 416 981 3055	Fax # 233 21 7765240

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